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                                                                 EXHIBIT 99.3

                         REGISTRATION RIGHTS AGREEMENT


              This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 15, 1997, by and among i2 Technologies, Inc., a Delaware corporation (the "Company"), and the parties listed on Schedule 1 hereto (individually a "Holder" and collectively the "Holders").

                                    RECITALS

              A. The Company, Think Systems Corporation, a New Jersey corporation ("Think"), and TSC Acquisition Corporation, a New Jersey corporation and wholly owned subsidiary of the Company ("Merger Sub"), are parties to an Agreement and Plan of Merger, dated as of May 15, 1997 (the "Merger Agreement"), providing, among other things, for the merger of Merger Sub with and into Think (the "Merger").

              B. Think Systems Private, Ltd., an Indian corporation ("TSP"), the stockholders of TSP and the Company have proposed to enter into an Agreement for Purchase of Shares providing, subject to the conditions therein, for the purchase by the Company of shares of the capital stock of TSP (the "Exchange").

              C. The execution and delivery of this Agreement by the Company and each Holder is a condition to the closing of the Merger pursuant to the Merger Agreement.

              NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

              For purposes of this Agreement, the following terms shall have the meanings indicated:

              "Commission" means the United States Securities and Exchange Commission.

              "Common Stock" means the Company's Common Stock, par value $0.00025 per share.

              "Demand Registration" means the registration referred to in Sections 2.2(a) hereof.

              "Initial Registration"  means the registration provided for in
Section 2.1 hereof.
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              "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

              "Pooling Period" means the period beginning at the Effective Time of the Merger (as defined in the Merger Agreement) and continuing until such time as financial results covering at least 30 days of combined operations of the Company and Think (on a consolidated basis) shall have been published by the Company within the meaning of Section 201.01 of the Commission's Codification of Financial Reporting Policies.

              "Potential Material Event" means any of the following: (a) the possession by the Company of material non-public information required to be disclosed in the registration statement and the determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement at that time would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, if disclosed in the registration statement at such time, be materially and adversely affected, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

              "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Article II hereof, including, without limitation, all registration, Commission filing fees, NASD fees, all fees and expenses of complying with securities or blue sky laws, printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and, in the case of a registration pursuant to Section 2.2 the reasonable fees and expenses (not to exceed $30,000) of one counsel to the selling Holders (selected by selling Holders representing at least 50% of the Registrable Securities covered by such registration); provided, however, that Registration Expenses shall exclude, and the sellers of the Registrable Stock being registered shall pay, any underwriting discounts, commissions and transfer taxes in respect of the Registrable Stock being registered.

              "Registrable Stock" means (a) all Common Stock received and to be received by the Holders in connection with the Merger and the Exchange and (b) any securities issued or issuable with respect to such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination or reclassification of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that any particular Registrable Stock shall cease to be Registrable Stock when (x) a registration statement with respect to the sale of such stock shall become effective under the Securities Act and such stock shall have been disposed of in accordance with such registration statement or (y) such stock shall have been sold pursuant to Rule 144.

              "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.





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              "Securities Act" means the Securities Act of 1933, as amended.


                                   ARTICLE II

                              REGISTRATION RIGHTS

              2.1 Initial Registration. The Company shall cause to be filed with the Commission as soon after the closing of the Merger (the "Closing") as practicable, but in no event later than June 15, 1997, a shelf registration statement providing for the registration and resale on a continuous or delayed basis by the Holders, covering 50% of the shares of Registrable Stock issued to each Holder in the Merger and the Exchange pursuant to Rule 415 under the Securities Act, and the Company shall use its best efforts to cause such Initial Registration to become or be declared effective as soon after the termination of the Pooling Period as practicable. The Company shall use its best efforts to keep such Initial Registration continuously effective, supplemented and amended pursuant to the provisions of Section 2.6 hereof until the earlier of (i) the sale by the Holders of all shares of Registrable Stock registered in such registration or (ii) the first anniversary of the effective date of such registration.

              2.2    Request for Registration.

                     (a) Commencing on the first anniversary of the effective date of the Initial Registration and continuing until the second anniversary of the effective date of the Initial Registration, the Holders of at least 66 2/3% of the Registrable Stock then outstanding may request (on one occasion only) the Company to register the offering of up to all of the shares of Registrable Stock issued to the Holders in the Merger; provided, however, that such request relates to the registration of shares having a market value of at least $10,000,000.

                     (b) A request for a Demand Registration (a "Registration Request") shall specify (i) the number of shares of Registrable Stock held by the requesting Holders that are requested to be included in such registration and (ii) the intended method of distribution of such shares. The Company will promptly give notice of such requested registration to all other Holders of Registrable Stock and, subject to Section 2.2(c), will include in such registration all shares of Registrable Stock that Holders of Registrable Stock have requested the Company to include in such registration by notice to the Company within 20 days after the date of receipt of the Company's notice.

                     (c) If the Holders making a Registration Request intend to distribute the Registrable Stock covered by such request by means of an underwriting (an "Underwritten Offering"), then such Holders shall so advise the Company as a part of their Registration Request and the Company shall include such information in the written notice referred to in Section 2.2(b). In such event, the right of the Holders to include their Registrable Stock in such registration shall be conditioned upon the Holders participation in such





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       underwriting and the inclusion of the Holders' Registrable Stock in the underwriting. Any Registrable Stock excluded and withdrawn from such underwriting shall be withdrawn from the registration. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter may exclude shares (including Registrable Stock) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, pro rata among the Holders of Registrable Stock requesting to be included in such registration on the basis of the number of shares that such Holders have requested be included in the registration, second, to the Company, third, pro rata among all other security holders having contractual rights to include their securities in such registration on the basis of the number of shares that such holders have requested to be included in the registration, and fourth, to all other security holders requesting to include securities in such registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

              2.3 Selection of Managing Underwriter(s). The Company will have the right to select one or more nationally recognized underwriters to manage any offering which is the subject of a Demand Registration, subject to the approval of 66 2/3% of the shares of Registrable Stock requested to be included in such registration, which approval shall not be unreasonably withheld.

              2.4 Right to Defer Registration. No Registration Request shall require a registration statement requested therein to be filed (i) prior to the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of Common Stock if the Company shall have given written notice in the manner provided in Section 2.5 below of such registration statement to the Holders prior to the receipt of a Registration Request and shall have thereafter pursued the preparation, filing and effectiveness of such registration statement with diligence (it being understood by such Holders that advance notice of the pendency of such registration may be material, non-public information) or (ii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to the effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than sixty (60) days after receipt of the Registration Request. If the Company shall so postpone the filing of a registration statement, such Holders of Registrable Stock requesting registration thereof pursuant to Section 2.2 shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not





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count as the request for registration to which Holders of Registrable Stock are entitled pursuant to Section 2.2 hereof. The registration requested pursuant to Section 2.2 shall not be deemed to have been effected (i) unless the registration statement with respect thereto has become effective, (ii) if after it has become effective and prior to the sale of all of the shares covered thereby, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the selling Holders.

                     2.5    Piggyback Registrations.

                            (a) Right to Piggyback. (i) If prior to the first anniversary of the Closing the Company proposes to register any offering of its securities under the Securities Act in a firm commitment underwritten public offering (other than pursuant to the Initial Registration, the Demand Registration, or on Form S-4, Form S-8 or any successor form) or (ii) if after the first anniversary of the Closing and prior to the third anniversary of the Closing the Company proposes to register any offering of its securities under the Securities Act whether or not for sale for its own account (other than pursuant to the Initial Registration, the Demand Registration, or on Form S-4, Form S-8 or any successor form), and in the case of (i) or (ii) the registration form to be used permits the registration of an offering of Registrable Stock by the Holders (a "Piggyback Registration"), the Company will give prompt notice to all Holders of Registrable Stock of its intention to effect such a registration (each a "Piggyback Notice"). Subject to Section 2.5(b) below, the Company will include in such registration all shares of Registrable Stock that the Holders thereof have requested the Company to include in such registration by notice to the Company within 20 days after the date of receipt of the Company's notice. No such registration effected under this Section 2.5 shall relieve the Company of its obligation to effect any registration upon request under Section 2.2.

                            (b) Priority on Primary Registrations. If any Piggyback Registration shall be an underwritten offering, the right of any such Holder's Registrable Stock to be included in such Piggyback Registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Stock in the underwriting to the extent provided herein. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter may exclude shares (including Registrable Stock) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, pro rata among all security holders having contractual rights to include their securities in such registration (including the Holders) on the basis of the number of shares that such holders have requested (consistent with their contractual rights) to be included in the registration, and third, to all other security holders requesting to include securities in such registration. If any Holder





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              disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Stock excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                     2.6 Registration Procedures. In connection with any registration hereunder, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of distribution thereof and will as expeditiously as possible:

                            (a)    promptly prepare and file with the
              Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become effective; provided, however, that the Company shall not be obligated to cause the Initial Registration to become effective prior to the expiration of the Pooling Period; and provided, further, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel, if any, selected by the Holders of a majority of the Registrable Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the reasonable comments of such counsel;

                            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as shall be required for the disposition pursuant to the terms of such registration of all Registrable Stock covered thereby (but not to exceed, in the case of (i) the Demand Registration or any Piggyback Registration, 180 days plus any additional periods represented by any "Black-Out Period" (as defined in the last paragraph of this Section 2.6) and (ii) the Initial Registration, the first anniversary of the effective date of such registration), and in each such case comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

                            (c) furnish to each seller of Registrable Stock such number of copies of such registration statement, each amendment and supplement thereto, in each case including all exhibits, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably





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              request in order to facilitate the disposition of the Registrable
              Stock then held, owned and being registered by such seller;

                            (d) use its best efforts to register or qualify such Registrable Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests to keep such registration or qualification in effect for as long as the relevant registration statement is in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Stock then held, owned and being registered by such seller; provided, however, that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (d) or (ii) to consent to general service of process in any such jurisdiction;

                            (e) notify each seller of such Registrable Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which such statements are made, not misleading;

                            (f) cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                            (g) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

                            (h)    enter into such customary agreements
              (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Stock;

                            (i)    make available for inspection by any
              underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by





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       any such underwriter, attorney, accountant or agent in connection with such registration statement;

                            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                            (k)    if such registration relates to an
       underwritten offering, furnish to each seller of Registrable Stock a signed counterpart of

                                   (x)     an opinion of counsel for the
                     Company, which may be the head in-house counsel for the Company, and

                                   (y)     a "comfort" letter signed by the
                     independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,

       in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters to be delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the accountants' comfort letter, such other financial matters.

                            (l) permit any Holder of Registrable Stock which might be deemed, in the reasonable judgment of such Holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel, if any, should be included; and

                            (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Stock included in such registration statement for sale in any jurisdiction, the Company will promptly notify each Seller of Registrable Stock thereof and will use its best efforts promptly to obtain the withdrawal of such order.

Each Holder of shares covered by a registration statement agrees that if the Company has delivered preliminary or final prospectuses to such Holder and after having done so the Company





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shall give notice to such Holder that (i) the prospectus needs to be amended or supplemented to comply with the requirements of the Securities Act, (ii) a stop order suspending the effectiveness of the registration statement is issued by the Commission or (iii) a Potential Material Event shall exist, then each such Holder shall immediately cease making offers and sales of Registrable Stock and return all remaining prospectuses to the Company. Following such amendment or supplement, the lifting of any stop order or such time as the Potential
Material Event shall no longer exist, the Company shall promptly provide such Holders with revised prospectuses and, following receipt of the revised prospectuses, such Holders shall be free to resume making offers of the Registrable Stock, or any portion thereof. The period during which the Company exercises its rights as described in this paragraph to postpone, delay or interrupt the offer and sale of the Registrable Stock or during the pendency of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court shall be referred to herein as a "Black-Out Period."

                     2.7 Payment of Expenses. The Company shall pay all Registration Expenses in connection with the Initial Registration, the Demand Registration and any Piggyback Registration.

                     2.8 Participation in Underwritten Registrations. No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; (b) completes and executes all questionnaires, powers of attorney, indemnities, standstill or holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that no Holder of Registrable Stock included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution; and (c) if requested by the managing underwriter, agrees not to sell or otherwise dispose of Registrable Stock or other Company securities held by such Holder in any transaction other than pursuant to such underwriting for such period (not to exceed 90 days) as determined in the discretion of the Board of Directors of the Company (such agreement to be in writing in a form satisfactory to the Company and such managing underwriter), provided that no Holder of Registrable Stock shall be required to enter into such an agreement unless each other Holder of Registrable Stock participating in such offering, each director and executive officer of the Company enters into a substantially identical agreement relating to such underwriting. The Company may impose stop-transfer instructions to its transfer agent with respect to the Registrable Stock and other securities subject to the restriction described in clause (c) above until the end of the lock-up period.

                     2.9 Information of the Holders. As a condition to participation in any registration hereunder, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by the Holder as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance contemplated by this Agreement.





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                     2.10   Rule 144 Information.  From and after the date
hereof and for so long as necessary in order to permit the Holders to sell the Registrable Stock pursuant to Rule 144 under the Securities Act, the Company will file on a timely basis all reports required to be filed by it pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, referred to in paragraph (c)(1) of Rule 144 under the Securities Act (or, if applicable, the Company will make publicly available the information regarding itself referred to in paragraph (c)(2) of Rule 144), in order to permit the Holders to sell the Registrable Stock, pursuant to the terms and conditions of the applicable provisions of Rule 144.


                                  ARTICLE III

                                INDEMNIFICATION

                     3.1 Indemnification by the Company. The Company agrees to indemnify, to the extent permitted by law, each Holder, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder, its officers and directors and each Person who controls such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

                     3.2 Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder will, to the extent permitted by law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein) and any failure by each such Holder to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same; provided, however, that the obligation to indemnify will be individual to each Holder and will





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be limited to the net amount of proceeds received by such Holder from the sale of Registrable Stock pursuant to such registration statement.

                     3.3 Notice: Defense of Claims. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                     3.4 Contribution. If the indemnification provided for in this Article III is unavailable or insufficient to hold harmless an indemnified party under Section 3.1 or 3.2, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to above (a) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other equitable considerations. The relative benefits received by the indemnifying party on the one hand and the indemnified party on the other shall be deemed to be in the same proportion as the total net proceeds from the offering received by the indemnifying party bear to the total net proceeds received by the indemnified party. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the indemnifying party or written information supplied by indemnified party, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 3.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this section. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation of a Holder to provide contribution will be individual to such Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Stock that is the subject of any claim.

                     3.5 Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.


                                   ARTICLE IV

                                 MISCELLANEOUS

                     4.1 Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                            (a)    if to the Company, to:

                                   909 E. Las Colinas Blvd.
                                   16th Floor
                                   Irving, Texas 75039
                                   Attention:  Robert C. Donohoo
                                   Fax:  (214) 860-6063
                                   Tel:  (214) 860-6000

                                   with a copy (which shall not constitute
                                   notice) to:

                                   Brobeck, Phleger & Harrison LLP
                                   301 Congress Avenue
                                   Suite 1200
                                   Austin, Texas 78701
                                   Attention:  Ronald G. Skloss
                                   Fax:  (512) 477-5813
                                   Tel:  (512) 477-5495

                            (b)    if to a Holder, at the appropriate address
as listed on Schedule 1 hereto.

Notice given by personal delivery, commercial delivery service or mail shall be effective upon actual receipt. Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours.

                     4.2 Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

                     4.3 Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective as to (a) the Company, unless made in writing signed by the Company or (b) the Holders of Registrable Stock, unless made in writing signed by the Holders of 66-2/3 of the then outstanding shares of Registrable Stock.

                     4.4 Successors and Assigns. This Agreement, and the rights and obligations of each Holder hereunder, may be assigned, but only with the prior written consent of the Company, by such Holder to any Person to which Registrable Stock is transferred by such Holder and who agrees to be bound by the terms of this Agreement. Any such transferee shall be deemed a "Holder" for purposes of this Agreement.

                     4.5 Registrable Stock Held in Escrow. The parties acknowledge that, pursuant to the terms of the Merger Agreement and an Escrow Agreement entered into in connection with the Merger, certain shares of Registrable Stock shall be held in escrow. The parties agree that in no event shall shares of Registrable Stock be included in any registration under this Agreement unless such shares are released from such escrow prior to or at the time such registration becomes effective. Notwithstanding anything to the contrary herein, all registration rights under this Agreement granted to the Holders shall terminate on the third anniversary of the closing of the Merger.

                     4.6 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

                     4.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                     4.8 Headings. The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

                     4.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (other than the conflicts of law principles thereof). Each of the parties hereto irrevocably consents to the non-exclusive jurisdiction of any court located within the State of Texas, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Texas for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

                     4.10 Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriately carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

                     4.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                     IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first written above.




                                                  i2 TECHNOLOGIES, INC.


                                                  By:/s/ Sanjiv S. Sidhu
                                                     -------------------------
                                                         Sanjiv S. Sidhu
                                                         Chairman of the Board
                                                         and Chief Executive
                                                         Officer


                                                  HOLDERS:


                                                  /s/Sandeep R. Tungare
                                                  ----------------------------
                                                  Sandeep R. Tungare


                                                  /s/Vidhya Tungare
                                                  ----------------------------
                                                  Vidhya Tungare


                                                  /s/Ravi B. Reddy
                                                  ----------------------------
                                                  Ravi B. Reddy


                                                  /s/Pratibha Reddy
                                                  ----------------------------
                                                  Pratibha Reddy


                                                  /s/M.R. Rangaswami
                                                  ----------------------------
                                                  M.R. Rangaswami


                                                  /s/Michael Dell
                                                  ----------------------------
                                                  Michael Dell





               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                           INSIGHT VENTURE PARTNERS I, L.P.

                                           By:    InSight Ventures Associates,
                                                  LLC,
                                                  Its General Partner


                                           By:/s/Jeffrey Horing
                                              --------------------------------
                                                  Jeffrey Horing
                                                  Member

                                           INSIGHT VENTURE PARTNERS II, L.P.

                                           By:    InSight Ventures Associates,
                                                  LLC,
                                                  Its General Partner


                                           By:/s/Jeffrey Horing
                                              --------------------------------
                                                  Jeffrey Horing
                                                  Member

                                           INTEGRAL CAPITAL PARTNERS III,
                                           L.P.

                                           By:    Integral Capital Management
                                                  III, L.P.


                                           By:/s/Pamela K. Hagenah
                                              --------------------------------
                                                  Pamela K. Hagenah
                                                  General Partner

                                           INTEGRAL CAPITAL PARTNERS
                                                  INTERNATIONAL III, L.P.

                                           By:    Integral Capital Management
                                                  III, L.P.


                                           By:/s/Pamela K. Hagenah
                                              --------------------------------
                                                  Pamela K. Hagenah
                                                  General Partner





               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE 1


                                                              Initial No. of
                                                                Shares of
 Name of Holder          Address                            Registrable Stock
 --------------          -------                            -----------------
 Sandeep R. Tungare      4 Raskin Road                            585,079*
                         Morristown, NJ 07960

 Vidhya Tungare          4 Raskin Road                            573,192
                         Morristown, NJ 07960

 Ravi B. Reddy           85 Reserve St.                           585,079*
                         Boonton, NJ 07005

 Pratibha Reddy          85 Reserve St.                           573,192
                         Boonton, NJ 07005

 M.R. Rangaswami         6233 E. Country Club Vista Dr.             6,469
                         Tucson, AZ 85750

 InSight Venture         411 W. Putnam Ave., Suite 125             18,961
         Partners I,     Greenwich, CT 06830
         L.P.

 InSight Venture         411 W. Putnam Ave., Suite 125            451,641
         Partners II,    Greenwich, CT 06830
         L.P.

 Michael Dell            5309 Walburn Circle                       27,088
                         Austin, TX 78731

 Integral Capital        2750 Sand Hill Road                      142,356
         Partners III,   Menlo Park, CA 94025
         L.P.

 Integral Capital        2750 Sand Hill Road                       33,718
         Partners        Menlo Park, CA 94025
         International
         III, L.P.


-------------------------

*Includes shares issuable pursuant to the Exchange